Offerings - Offering: 1	Dec. 05, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common Stock, par value $0.001 per share
Amount Registered | shares	150,000,000
Proposed Maximum Offering Price per Unit	0.90
Maximum Aggregate Offering Price	$ 135,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 18,643.50
Offering Note	Includes the shares into which all common shares, no par value, of Oncolytics Biotech Inc. ("Common Shares") that are issued and outstanding immediately prior to the Domestication (as defined in the management circular/prospectus) will be converted in the Domestication. Estimated solely for the purpose of calculating the registration fee, based on the average of the high and low prices of the Common Shares on The Nasdaq Stock Market, LLC on December 3, 2025, in accordance with Rule 457(f)(1).